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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                             Aspec Technology, Inc.
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             (Exact name of Registrant as specified in its charter)



              Delaware                                  77-0298386
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)




                   830 East Arques Avenue, Sunnyvale, CA 94086
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               (Address of principal executive offices) (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE
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       Securities to be registered pursuant to Section 12(g) of the Act:


                         COMMON STOCK, $0.001 PAR VALUE
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                                (Title of Class)




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Item 1.         Description of Registrant's Securities to be Registered

                Incorporated by reference to Description of Capital Stock section on pages 49-50 of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 6, 1997, as amended (file number 333-22913) (the "S-1 Registration Statement").

Item 2.         Exhibits

                The following exhibits are filed as a part of this registration statement:

               1.1(1)   Certificate of Incorporation of Registrant.

               1.2(2) Form of Certificate of Amendment of the Certificate of Incorporation of Registrant.

               1.3(3) Form of Amended and Restated Certificate of Incorporation of Registrant.

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(1)      Incorporated by reference to Exhibit 3.1 to the S-1 Registration
Statement.

(2)      Incorporated by reference to Exhibit 3.3 to the S-1 Registration
Statement.

(3)      Incorporated by reference to Exhibit 3.4 to the S-1 Registration
Statement.
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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 17, 1998                       Aspec Technology, Inc.


                                           By: /s/ Mitchell D. Bohn
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                                               Mitchell D. Bohn
                                               Chief Financial Officer and
                                               Chief Operating Officer